Reverse Recapitalization and Pre-Closing Financing - Schedule of the Assets and Liabilities (Details) $ in Thousands	Aug. 29, 2024 USD ($)
Schedule of the Assets and Liabilities [Abstract]
Cash and cash equivalents	$ 4,940
Other current assets	114
Accrued liabilities	(54)
Net assets acquired	$ 5,000